UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2011
HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)
(732) 747-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On May 4, 2011, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian Enterprises, Inc. (“Hovnanian”), completed an underwritten public offering of $12,000,000 aggregate principal amount of 10⅝% Senior Secured Notes due 2016 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated April 29, 2011, among K. Hovnanian, Hovnanian, as guarantor, the subsidiary guarantors named therein, and Credit Suisse Securities (USA) LLC. In connection with the consummation of the offering of the Notes, K. Hovnanian, Hovnanian, the subsidiary guarantors party thereto and Wilmington Trust Company, as trustee, entered into a First Supplemental Indenture (the “First Lien Supplemental Indenture”), to the Indenture dated as of October 20, 2009 (the “Base Indenture” and together with the First Lien Supplemental Indenture, the “Indenture”) among K. Hovnanian, Hovnanian, the other guarantors party thereto and the Trustee. The Notes were issued as additional 10⅝% Senior Secured Notes due 2016 under the Indenture.

Hovnanian and most of Hovnanian’s existing and future restricted subsidiaries are guarantors of the Notes. Hovnanian’s home mortgage subsidiaries, joint ventures and subsidiaries holding interests in Hovnanian’s joint ventures, certain of its title insurance subsidiaries and its foreign subsidiary are not guarantors. The Notes and the guarantees are secured, subject to permitted liens and certain exceptions, by a first-priority lien on substantially all of the assets owned by K. Hovnanian, Hovnanian and the other guarantors.

The Notes bear interest at 10⅝% per annum and mature on October 15, 2016. Interest is payable semi-annually on April 15 and October 15 of each year, beginning on October 15, 2011, to holders of record at the close of business on April 1 or October 1, as the case may be, immediately preceding each such interest payment date.

The Indenture contains restrictive covenants that limit among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase senior secured, senior and subordinated notes and common and preferred stock, make other restricted payments, make investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Indenture also contains customary events of default which would permit the holders of the Notes to declare those Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the Notes to be valid and perfected and specified events of bankruptcy and insolvency.

The sale of the Notes was made pursuant to Hovnanian’s, K. Hovnanian’s and the subsidiary guarantors’ Registration Statement on Form S-3 (File No. 333-173365) (the “Registration Statement”) and the prospectus supplement, dated April 29, 2011, to the prospectus contained therein dated April 18, 2011.

Hovnanian intends to use the net proceeds from the offering of the Notes together with cash on hand to fund the redemption of all of K. Hovnanian’s outstanding 11 1/2% Senior Secured Notes due 2013 (the “Second Lien Notes”) and 18.0% Senior Secured Notes due 2017 (the “Third Lien Notes” and, together with the Second Lien Notes, the “Junior Lien Notes”). As of January 31, 2011, there were approximately $0.5 million aggregate principal amount of Second Lien Notes outstanding and approximately $11.7 million aggregate principal amount of Third Lien Notes outstanding. On May 4, 2011, concurrently with the closing of the offering, K. Hovnanian issued notices of redemption to holders of the Junior Lien Notes specifying a redemption date for the Junior Lien Notes of June 3, 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
In connection with the offering of the Notes, K. Hovnanian entered into an Eighth Supplemental Indenture dated April 21, 2011 (the “2017 Notes Supplemental Indenture”), among K. Hovnanian, Hovnanian, as guarantor, the other guarantors party thereto, and Deutsche Bank National Trust Company, as successor trustee (the “2017 Notes Trustee”), pursuant to which K. Hovnanian amended the Indenture, dated as of November 3, 2003, as supplemented by the Seventh Supplemental Indenture dated as of June 12, 2006, by and among K. Hovnanian, Hovnanian, as guarantor, the other guarantors party thereto and, the 2017 Notes Trustee, under which K. Hovnanian’s 8⅝% Senior Notes Due 2017 were issued.

In addition, in connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) Underwriting Agreement, (ii) First Lien Supplemental Indenture, (iii) 2017 Notes Supplemental Indenture, (iv) legal opinion of Simpson Thacher & Bartlett LLP, and related consent, (v) legal opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian, and related consent and (vi) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 1.2	Underwriting Agreement dated April 29, 2011, among Hovnanian, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC.

Exhibit 4.26	First Lien Supplemental Indenture dated as of May 4, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as trustee.

Exhibit 4.27	2017 Notes Supplemental Indenture dated as of April 21, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Deutsche Bank National Trust Company, as trustee.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Peter S. Reinhart
	Name:	Peter S. Reinhart
	Title:	Senior Vice President and General Counsel

Date: May 5, 2011

INDEX TO EXHIBITS

Exhibit 1.2	Underwriting Agreement dated April 29, 2011, among Hovnanian, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC.

Exhibit 4.26	First Lien Supplemental Indenture dated as of May 4, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as trustee.

Exhibit 4.27	2017 Notes Supplemental Indenture dated as of April 21, 2011, among K. Hovnanian, Hovnanian and the other guarantors named therein and Deutsche Bank National Trust Company, as trustee.

Exhibit 5.3	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 5.4	Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian.

Exhibit 23.5	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.3).

Exhibit 23.6	Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.4).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-173365).